EXHIBIT 99.1

Tiptree Announces Shareholder Approval of

Proposed Merger of Fortegra and DB Insurance

GREENWICH, Conn., December 3, 2025 – (BUSINESS WIRE) – Tiptree Inc. (NASDAQ: TIPT) (the “Company” or “Tiptree”) today announced that, at the Company’s Special Meeting of Shareholders (the “Special Meeting”), Tiptree shareholders approved the previously announced Agreement and Plan of Merger (the “Merger Agreement”) by and among Tiptree, The Fortegra Group, Inc. (“Fortegra”) and DB Insurance Co., Ltd. (“DB”), providing for the acquisition by DB of all of the outstanding stock of Fortegra in an all-cash deal by means of a merger of a wholly owned subsidiary of DB with and into Fortegra with Fortegra surviving as a wholly owned subsidiary of DB (the “Merger” and, such proposal, the “Merger Proposal”).

According to the preliminary results, approximately 81% of votes cast at the Special Meeting by all shareholders were voted in favor of the Merger Proposal.

“We appreciate the consideration and overwhelming support from our shareholders in approving the Merger Proposal,” said Michael G. Barnes, Executive Chairman of Tiptree. “This transaction represents a significant milestone in Tiptree’s 18 years of value-creation and we are committed to continuing our strong track record of creating long-term shareholder value.”

Tiptree still expects to close the Merger in mid-2026, subject to customary closing conditions, including the receipt of required regulatory approvals.

The final voting results of the Special Meeting will be reported in a Form 8-K filed by Tiptree with the U.S. Securities and Exchange Commission (the “SEC”).

About Tiptree

Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, Tiptree has a significant track record investing across a variety of industries and asset types, including the insurance, asset management, specialty finance, real estate and shipping sectors. With proprietary access and a flexible capital base, Tiptree seeks to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

Forward-Looking Statements

This communication contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree’s plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond the company’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, as well as risks related to potential future claims or litigation in connection with the proposed Merger and the potential impact of the same on the timing and ability of the parties to consummate the proposed Merger, and expenses associated with the proposed Merger. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of the forward-looking statements. Other unknown or unpredictable factors also could affect the forward-looking statements provided. Consequently, actual performance could be materially different from the results described or anticipated by the forward-looking statements. Given these uncertainties, one should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree undertakes no obligation to update any forward-looking statements.

In light of the risks and uncertainties inherent in all projections, the inclusion of forward-looking statements and projections in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. For additional information about risks and uncertainties that may cause actual results of the Merger and the other transactions contemplated by the Merger Agreement to differ materially from those described, please refer to our reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements in this communication speak only as of the date of this communication. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.